                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                        April 10, 2006

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 10, 2006, Hancock Holding Company
issued a press release announcing a presentation to be made at SunTrust Robinson
Humphrey Conference on Wednesday, April 12, 2006.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 10, 2006, headed "Hancock Holding
                             Company to present Wednesday at SunTrust Robinson
                             Humphrey Conference"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 11, 2006

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                  For More Information Contact
April 10, 2006                                                         Paul Guichet, VP-Investor Relations
                                                                       800.522.6542 or 228.563.6559
                                                                       paul_guichet@hancockbank.com

                                Hancock Holding Company to present Wednesday
                                  at SunTrust Robinson Humphrey Conference

     GULFPORT,  MS (April 10, 2006) - Executives  of Hancock  Holding  Company  (NASDAQ:  HBHC),  the parent company of  107-year-old  Hancock  Bank,  will  present a corporate  overview to  attendees  at the SunTrust
Robinson  Humphrey 35th Annual  Institutional  Conference at the Ritz Carlton Hotel - Buckhead,  in Atlanta,
GA, from 11:45 a.m. to 12:20 p.m. (EDT) on Wednesday, April 12, 2006.

     At the conference,  Hancock's chief financial  officer Carl J. Chaney will review the company's  recent financial  performance  and business  strategies.  Investor  Relations  vice  president Paul D. Guichet will also be present to coordinate one-on-one meetings with analysts and investors.

     A live webcast of Hancock's  presentation will be available at  http://www.suntrustrh.com  by selecting the  Conference  link.  A replay of the  company's  presentation  will be available at this link for 60 days after the  conference.  Investors  and  analysts  may also  access a copy of the  presentation  by  visiting
Hancock's website at www.hancockbank.com and selecting the Investor Relations link.

     Hancock  Holding  Company  - the  parent  company  of  Hancock  Bank  (Mississippi),  Hancock  Bank  of
Louisiana,  Hancock Bank of Florida,  and Magna  Insurance  Company - has assets of more than $6.0  billion.
Founded in 1899,  Hancock  Bank  stands  among the  strongest,  safest  financial  institutions  in America.
Hancock  Bank  operates  102  offices  and  more  than  130  automated  teller  machines   throughout  South
Mississippi,  Alabama,  Louisiana,  and the Florida  Panhandle as well as  subsidiaries  Hancock  Investment
Services, Inc., Hancock Insurance Agency, and Harrison Finance Company.

     Investors  can access  additional  corporate  information  or on-line  banking and bill pay services at
www.hancockbank.com.

"SAFE HARBOR"  STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations  to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides  a safe  harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from management  expectations.  This  release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company  performance,
and  financial  results.  These  forward-looking   statements  are  subject  to  a  number  of  factors  and
uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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